Condensed Consolidated Interim Statements of Net Income (Loss) and Comprehensive Income (Loss) (Unaudited) - CAD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Condensed Consolidated Interim Statements of Net Income (Loss) and Comprehensive Income (Loss) (Unaudited)
Revenue, net	$ 5,484	$ 5,694
Cost of goods sold	2,641	1,797
Gross profit	2,843	3,897
Expenses
Selling	1,829	1,974
General and administrative	1,099	1,209
Research and development	570	676
Total expense	3,498	3,859
Finance costs:
Finance income, net	(34)	(51)
Foreign exchange loss, net	35	7
Total Finance costs (income)	1	(44)
Net income (loss) before income taxes	(656)	82
Income tax recovery (expense)
Income tax expense	38	(31)
Net income (loss)	(694)	51
Item that may be reclassified to profit or loss
Exchange differences on translation of foreign subsidiaries:	(25)	499
Other comprehensive income (loss), net of tax	(25)	499
Comprehensive Income (loss)	$ (719)	$ 550
Income (loss) per share
Basic	$ (0.07)	$ 0.00
Diluted	$ (0.07)	$ 0.00